UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  April 30, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WCM Focused International Growth Fund
(Investor Class: WCMRX)
(Institutional Class: WCMIX)

ANNUAL REPORT
April 30, 2013

WCM Focused International Growth Fund
a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Supplemental Information	21
Expense Example	23

This report and the financial statements contained herein are provided for the general information of the shareholders of the WCM Focused International Growth Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

www.wcminvestfunds.com

Dear Fellow Shareholders,

The WCM Focused International Growth Fund (“FIG”; Institutional Class symbol WCMIX; Investor Class symbol WCMRX) completed a strong fiscal year, returning +15.48% / 15.12%, respectively, for the 12- month period ending 30 April 2013. During this period, the distinctives of the FIG Fund (e.g., our tendency to be underweight the financial sector) worked against relative returns, but the absolute returns were respectable. The primary benchmark (“benchmark”), the MSCI EAFE Index, returned +19.39% for the same period, while the secondary benchmark, the MSCI ACWI ex USA Index, returned +14.69%.

The bedrock for the FIG portfolio is and always has been stock selection. That starts with identifying what we believe to be the best businesses (for performance and quality), and comes to fruition by being disciplined enough to buy them (and sell them) well. We still think FIG’s “structural advantage”—owning distinct, true growth sectors vis-à-vis broad global benchmarks—is very important, but ultimately good stock selection is what produces outperformance (alpha).

It’s not uncommon, though, for the benefits of stock selection to require patience for ultimate realization. The average holding period in the FIG portfolio is intended to be maintained between four and five years, so any given 12-month period can be out of character. That’s the case in this reporting period, as strong selection in Consumer Staples, Information Technology and Materials was almost exactly offset by poor selection in Consumer Discretionary.

That leaves sector allocation as the major determinant of relative returns this fiscal year. And the standout was the Financials sector, which delivered the strongest sector performance within the benchmark, up over 36%, almost twice the benchmark. So, as hinted at in the opening paragraph, Financials—our largest relative underweight sector at 17% below benchmark—presented a not-too- surprising headwind for performance.  Further, given our high threshold for transparency and quality, the financials we owned tend to lag in this kind of environment, so even our 7% weight didn’t help much. In hindsight, this Financials run-up was not out of the blue: a good number of companies went into 2012 trading at discounts to book value that implied near-death circumstances. But with much of the worst-case scenario taken off the table (and much of the multiple expansion having taken place), we don’t expect this environment to persist.

It’s worth noting that wealth preservation is a central tenet for FIG. In the context of this just-completed fiscal year, that means we are not much concerned about slightly lagging the benchmark in strong up markets, but we aspire to lose less than the market when prices decline. Over full cycles, we focus on identifying companies that show a high probability for superior future growth. A variety of factors explain this characterization, but we think they are largely attributable to our methods for picking companies (i.e., focusing on long-duration growth runways, improving competitive advantages, empowering cultures that support / nurture these first two, and valuation) and our methods for constructing portfolios (i.e., a select group of high-quality companies in historically consistent growth sectors that are under-represented by the broad-based international indices).

WCM Investment Management | 281 Brooks Street, Laguna Beach, CA 92651 | Tel: 949-380-0200

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Our exposure to emerging markets (EM), expected to equal between one-fifth to one third of the portfolio, had a neutral overall impact this fiscal year. As a reminder, our EM holdings are rather distinct from typical EM indices (which are even more dramatically weighted toward sectors like financials and materials than the broader non-US indices). Not only do our EM holdings pass our test of simple-to- understand businesses with clean financials, low or no debt, and consistent earnings, but most are regionally diversified and/or derive a significant portion of their revenues from the developed world. But despite that latter point, we have always been adamant that our EM holdings will not find their way into the portfolio merely because of a seductive, top-down GDP growth story, which often proves more fleeting than company factors. Instead, every EM holding must stand on its own two feet, passing our just mentioned attractive business test. And that’s why there have been many instances, particularly in down markets, when some of our EM-based holdings were the best performers in the entire portfolio.

Let us make one last point on performance analysis intended to bring the distinctiveness of the FIG process into a little clearer focus. We’ll do that by taking a slightly different look at our returns over the last year, thereby illustrating the subtle differences among the sectors in which we’re positioned.

Hopefully our shareholders know that the FIG portfolio is built differently than the majority of international managers’ portfolios. In particular, we focus on best ideas with a marked emphasis on consumer, healthcare and tech. That sector emphasis is not top-down driven—it is a direct consequence of our bottom-up requirement for quality, consistency, a long growth runway and companies seeking a strengthening competitive advantage. But this construction difference does, in our view, explain a good portion of our historical alpha.

That’s because these sectors have been becoming (and in the long run, we believe, will inexorably become) larger weights in the international benchmarks, providing a natural tailwind to FIG. But even the short-run returns we’re discussing in this note reveal how the sectors perform differently, providing another type of diversification and risk mitigation. For instance, in periods of uncertainty and high volatility (such as the latter half of 2012), consumer staples and healthcare tend to do well. In contrast, during cyclical markets (such as the first few months of 2013), consumer discretionary and technology tend to outperform. We believe our thoughtfulness about portfolio construction keeps us balanced between both groups, and our temperament keeps us steady during temporary reversals in that long- run natural tailwind (our long-term, structural advantage).

Thank you for your confidence and trust,

WCM Investment Management

10 June 2013

WCM Investment Management | 281 Brooks Street, Laguna Beach, CA 92651 | Tel: 949-380-0200

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IMPORTANT INFORMATION

Foreign investments present risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. The Fund is non- diversified and may hold fewer securities than a diversified fund. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. One cannot invest directly in an index.

The views in this report were those of the Fund managers as of the date this report was printed, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

WCM Investment Management | 281 Brooks Street, Laguna Beach, CA 92651 | Tel: 949-380-0200

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WCM Focused International Growth Fund
FUND PERFORMANCE at April 30, 2013

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI EAFE Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. This index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of April 30, 2013
	3 Months	1 Year	Since Inception* (Annualized)
WCM Focused International Growth Fund-Institutional Class	5.12%	15.48%	4.84%
WCM Focused International Growth Fund-Investor Class	5.04%	15.12%	4.57%
MSCI EAFE Index	5.07%	19.39%	12.30%
*	Institutional Class and Investor Class commenced operations on 5/31/11 and 8/31/11, respectively.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling 888-988-9801.

Gross and Net Expense Ratios for the Fund were 1.45% and 1.26%  for the Institutional Class, respectively, and 1.76% and 1.51% for the Investor Class, respectively which are the amounts stated in the current prospectus dated August 31, 2012.  The Advisor’s contractual agreement to waive its fees and/or absorb expenses is in effect until August 31, 2013.  Absent such waivers, the Fund’s return would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns.

Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused International Growth Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2013

Number of Shares		Value

	COMMON STOCKS – 94.7%
	ARGENTINA – 3.5%
806,828	Arcos Dorados Holdings, Inc. - Class A	$10,988,997

	BERMUDA – 3.1%
295,232	Lazard Ltd. - Class A	10,008,365

	BRAZIL – 3.5%
447,060	BRF BRASIL FOODS S.A. - ADR	11,100,500

	CANADA – 7.6%
124,142	Canadian National Railway Co.	12,163,433
285,096	Potash Corp. of Saskatchewan, Inc.	12,002,542
		24,165,975

	CHINA – 6.7%
5,047,800	Shandong Weigao Group Medical Polymer Co., Ltd. - Class H	4,846,023
281,100	Tencent Holdings Ltd.	9,642,641
4,176,260	Want Want China Holdings Ltd.	6,619,417
		21,108,081

	DENMARK – 7.0%
57,438	Novo Nordisk A/S - ADR	10,145,274
350,015	Novozymes A/S	12,087,391
		22,232,665

	FRANCE – 5.7%
63,513	L'Oreal S.A.	11,325,774
39,604	LVMH Moet Hennessy Louis Vuitton S.A.	6,858,852
		18,184,626

	IRELAND – 3.4%
169,180	Covidien PLC	10,800,451

	JAPAN – 7.2%
58,918	FANUC Corp.	8,884,389
218,209	Sysmex Corp.	14,057,060
		22,941,449

	MEXICO – 2.9%
2,856,195	Wal-Mart de Mexico S.A.B. de C.V.	9,089,166

	NETHERLANDS – 8.0%
149,182	ASML Holding N.V.	11,094,665
98,103	Core Laboratories N.V.	14,203,353
		25,298,018

WCM Focused International Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2013

Number of Shares		Value

	COMMON STOCKS (Continued)
	PORTUGAL – 2.4%
318,475	Jeronimo Martins SGPS S.A.	$7,585,434

	SOUTH AFRICA – 2.5%
426,840	Shoprite Holdings Ltd.	8,090,624

	SPAIN – 1.8%
41,425	Inditex S.A.	5,567,524

	SWEDEN – 3.3%
403,150	Svenska Cellulosa A.B. - B Shares	10,468,924

	SWITZERLAND – 13.8%
142,250	ACE Ltd.	12,680,165
47,675	Kuehne + Nagel International A.G.	5,455,603
172,537	Nestle S.A.	12,321,421
5,511	SGS S.A.	13,318,151
		43,775,340

	TAIWAN – 5.4%
899,935	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	17,170,760

	UNITED KINGDOM – 3.6%
247,524	ARM Holdings PLC - ADR	11,571,747

	UNITED STATES – 3.3%
282,562	Coca-Cola Enterprises, Inc.	10,350,246

	TOTAL COMMON STOCKS (Cost $257,480,996)	300,498,892

	SHORT-TERM INVESTMENTS – 3.0%
9,453,885	Fidelity Institutional Money Market, 0.11%1	9,453,885

	TOTAL SHORT-TERM INVESTMENTS (Cost $9,453,885)	9,453,885

	TOTAL INVESTMENTS – 97.7% (Cost $266,934,881)	309,952,777
	Other Assets in Excess of Liabilities – 2.3%	7,437,795

	TOTAL NET ASSETS – 100.0%	$317,390,572

ADR – American Depository Receipt
PLC – Public Limited Company

1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund
SUMMARY OF INVESTMENTS
As of April 30, 2013

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Non-Durables	19.6%
Health Technology	16.3%
Electronic Technology	12.6%
Retail Trade	11.7%
Finance	7.2%
Transportation	5.5%
Industrial Services	4.5%
Commercial Services	4.2%
Process Industries	3.8%
Consumer Services	3.5%
Technology Services	3.0%
Producer Manufacturing	2.8%
Total Common Stocks	94.7%
Short-Term Investments	3.0%
Total Investments	97.7%
Other Assets in Excess of Liabilities	2.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2013

Assets:
Investments, at value (cost $266,934,881)	$309,952,777
Receivables:
Investment securities sold	6,224,681
Fund shares sold	4,196,919
Dividends and interest	659,588
Prepaid expenses	32,557
Total assets	321,066,522

Liabilities:
Payables:
Investment securities purchased	3,102,260
Fund shares redeemed	219,106
Advisory fees	209,968
Shareholder Servicing fees (Note 7)	24,709
Distribution fees - Investor Class (Note 8)	2,667
Administration fees	34,384
Fund accounting fees	23,470
Auditing fees	15,117
Transfer agent fees and expenses	11,039
Custody fees	9,876
Trustees' fees and expenses	1,078
Chief Compliance Officer fees	47
Accrued other expenses	22,229
Total liabilities	3,675,950
Net Assets	$317,390,572

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$270,090,586
Accumulated net investment income	1,191,492
Accumulated net realized gain on investments and foreign currency transactions	3,093,357
Net unrealized appreciation (depreciation) on:
Investments	43,017,896
Foreign currency translations	(2,759)
Net Assets	$317,390,572

Investor Class:
Net assets applicable to shares outstanding	$12,873,130
Shares of beneficial interest issued and outstanding	1,187,188
Net asset value, offering and redemption price per share	$10.84

Institutional Class:
Net assets applicable to shares outstanding	$304,517,442
Shares of beneficial interest issued and outstanding	27,988,922
Net asset value, offering and redemption price per share	$10.88

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $433,060)	$4,036,759
Interest	16,013
Total income	4,052,772

Expenses:
Advisory fees	1,869,007
Administration fees	212,765
Shareholder Servicing fees (Note 7)	92,199
Fund accounting fees	88,157
Custody fees	63,893
Transfer agent fees and expenses	49,429
Registration fees	49,031
Miscellaneous	27,751
Legal fees	22,770
Auditing fees	15,116
Distribution fees - Investor Class (Note 8)	12,228
Shareholder reporting fees	10,542
Chief Compliance Officer fees	8,999
Trustees' fees and expenses	7,673
Offering costs	4,039
Insurance fees	1,580

Total expenses	2,535,179
Advisory fees recovered	106,328
Net expenses	2,641,507
Net investment income	1,411,265

Realized and Unrealized Gain (Loss) from Investments:
Net realized gain (loss) on:
Investments	3,147,748
Foreign currency transactions	(32,402)
Net realized gain	3,115,346
Net change in unrealized appreciation/depreciation on investments:
Investments	36,367,656
Foreign currency translations	(5,971)
Net change in unrealized appreciation/depreciation	36,361,685
Net realized and unrealized gain on investments	39,477,031

Net Increase in Net Assets from Operations	$40,888,296

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended April 30, 2013	For the Period May 31, 2011* to April 30, 2012
Increase in Net Assets from:
Operations:
Net investment income	$1,411,265	$528,487
Net realized gain on investments and foreign currency transactions	3,115,346	616,447
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	36,361,685	6,653,452
Net increase from payments by affiliates (Note 3)	-	1,148
Net increase in net assets resulting from operations	40,888,296	7,799,534

Distributions to Shareholders
From net investment income:
Investor class	(17,846)	-
Institutional class	(728,115)	-
From net realized gain:
Investor class	(19,237)	-
Institutional class	(650,467)	-
Total distributions	(1,415,665)	-

Capital Transactions:
Net proceeds from shares sold:
Investor class	11,714,393	435,852
Institutional class	139,518,959	143,588,010
Reinvestment of distributions:
Investor class	37,083	-
Institutional class	1,281,865	-
Cost of shares redeemed:
Investor class	(568,397)	-
Institutional class1	(18,921,249)	(6,968,109)
Net increase in net assets from capital transactions	133,062,654	137,055,753

Total increase in net assets	172,535,285	144,855,287

Net Assets:
Beginning of period	144,855,287	-
End of period	$317,390,572	$144,855,287

Accumulated net investment income	$1,191,492	$543,434

Capital Share Transactions:
Shares sold:
Investor class	1,191,895	47,638
Institutional class	14,581,832	15,993,127
Shares reinvested:
Investor class	3,827	-
Institutional class	131,880	-
Shares redeemed:
Investor class	(56,172)	-
Institutional class	(1,950,059)	(767,858)
Net increase in capital share transactions	13,903,203	15,272,907

*	Commencement of operations.
1	Net of redemption fees of $1,318 and $6,667, respectively

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended April 30, 2013	For the Period August 31, 2011* to April 30, 2012
Net asset value, beginning of period	$9.47	$9.29
Income from Investment Operations
Net investment income1	0.04	0.09
Net realized and unrealized gain on investments
and foreign currency	1.39	0.09
Total from investment operations	1.43	0.18

Less Distributions:
From net investment income	(0.03)	-
From net realized gain	(0.03)	-
Total distributions	(0.06)	-

Net asset value, end of period	$10.84	$9.47

Total return	15.12%	1.94%	2

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$12,873	$451

Ratio of expenses to average net assets:
Before fees waived/recovered	1.40%	1.75%	3
After fees waived/recovered	1.45%	1.50%	3
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.44%	1.24%	3
After fees waived/recovered	0.39%	1.49%	3
Portfolio turnover rate	30%	27%	2

*	Commencement of operations.
1	Calculated based on average shares outstanding for the period.
2	Not annualized.
3	Annualized.

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended April 30, 2013		For the Period May 31, 2011* to April 30, 2012
Net asset value, beginning of period	$9.48		$10.00
Income from Investment Operations
Net investment income1	0.06		0.08
Net realized and unrealized gain on investments
and foreign currency	1.40		(0.60)
Total from investment operations	1.46		(0.52)

Less Distributions:
From net investment income	(0.03)		-
From net realized gain	(0.03)		-
Total distributions	(0.06)		-

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$10.88		$9.48

Total return	15.48%		(5.20)%	3

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$304,517		$144,404

Ratio of expenses to average net assets:
Before fees waived/recovered	1.15%		1.44%	4
After fees waived/recovered	1.20%		1.25%	4
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.69%		0.73%	4
After fees waived/recovered	0.64%		0.92%	4
Portfolio turnover rate	30%		27%	3

*	Commencement of operations.
1	Calculated based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2013

Note 1 – Organization
WCM Focused International Growth Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide long-term capital appreciation.  The Fund offers two classes of shares, Investor Class and Institutional Class.  The Institutional Class shares commenced operations on May 31, 2011.  The Investor Class shares commenced operations on August 31, 2011.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s net asset value per share (“NAV”) is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

WCM Focused International Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2013

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined.  Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

WCM Focused International Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2013

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended April 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with WCM Investment Management (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively until August 31, 2013.

For the year ended April 30, 2013, the Advisor recovered $106,328 of previously waived advisory fees.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below any current expense limit and the expense limit in place at the time the expenses were incurred.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  At April 30, 2013, the Advisor recovered all previously waived fees of $106,328.

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

WCM Focused International Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2013

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended April 30, 2013, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2013, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At April 30, 2013, gross unrealized appreciation and (depreciation) of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$266,980,953

Gross unrealized appreciation	$49,754,779
Gross unrealized depreciation	(6,785,712)
Net unrealized appreciation (depreciation) on Investments and Foreign currency translations
and foreign currency translations	$42,969,067

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended April 30, 2013, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 668	$ (17,246)	$ 16,578

As of April 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,191,491
Undistributed long-term capital gains	3,139,428
Accumulated earnings	4,330,919

Accumulated capital and other losses	―
Unrealized appreciation (depreciation) on investments and foreign currency translations	42,969,067
Total accumulated earnings (deficit)	$47,299,986

WCM Focused International Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2013

The tax character of the distributions paid during the fiscal year ended April 30, 2013, were as follows:

Distributions paid from:	April 30, 2013
Ordinary Income	$1,415,665
Net long term capital gains	-
Total distributions paid	$1,415,665

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase.  For the year ended April 30, 2013, the Fund received $1,318 in redemption fees with respect to the Institutional Class.

Note 6 – Investment Transactions
For the year ended April 30, 2013, purchases and sales of investments, excluding short-term investments, were $188,708,173 and $63,925,336 respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2013 shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to the Investor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to IMST Distributors, LLC effective January 1, 2013.  Prior to January 1, 2013, distribution fees were payable to the Advisor as the distribution coordinator.  The Institutional Class does not pay any distribution fees.

For the year ended April 30, 2013 distribution fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

WCM Focused International Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2013

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

WCM Focused International Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of April 30, 2013, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks1	$300,498,892	$-	$-	$300,498,892
Short-Term Investments	9,453,885	-	-	9,453,885
Total Investments	$309,952,777	$-	$-	$309,952,777

*	The Fund did not hold any Level 2 or 3 securities at period end.
1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 11 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 12 – Events Subsequent to the Period End
The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of the WCM Focused International Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period May 31, 2011 (commencement of operations) to April 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WCM Focused International Growth Fund as of April 30, 2013, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period May 31, 2011 to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 28, 2013

WCM Focused International Growth Fund
SUPPLEMENTAL INFORMATION

Tax Information

For the year ended April 30, 2013, 100.00% of dividends to be paid from net investment income, including short term capital gains from the Fund, is designated as qualified dividend income.

For the year ended April 30, 2013 9.88% of the dividends to be paid from net investment income, including short term capital gains from the Fund, is designated as dividends received deduction available to corporate shareholders.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the Fund designates $1,747,297 of income derived from foreign sources and $412,959 of foreign taxes paid, or the amounts determined to be necessary, for the year ended April 30, 2013.

Of the ordinary income (including short-term capital gain) distributions made during the year ended April 30, 2013 the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

Foreign Source Income	Foreign Taxes Paid
$0.0599	$0.0142

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 988-9801. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired as of 2013. Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	63	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	63	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	63	None

WCM Focused International Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	63	None
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	63	None
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with  UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

WCM Focused International Growth Fund
EXPENSE EXAMPLE
For the Six Months Ended April 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 11/1/12 to 4/30/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/12	4/30/13	11/1/12 – 4/30/13
Investor Class	Actual Performance	$ 1,000.00	$ 1,159.80	$ 7.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.81	7.25
Institutional Class	Actual Performance	1,000.00	1,161.00	6.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.26	5.80

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45% and 1.20% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).  The expense ratios reflect a recovery of previously waived expenses.  Assumes all dividends and distributions were reinvested.

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Investment Advisor
WCM Investment Management
281 Brooks Street
Laguna Beach, California 92651

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
WCM Focused International Growth Fund – Investor Class	WCMRX	461418 386
WCM Focused International Growth Fund – Institutional Class	WCMIX	461418 444

Privacy Principles of the WCM Focused International Growth Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the WCM Focused International Growth Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at 888-988-9801, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at 888-988-9801, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at 888-988-9801.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

WCM Focused International Growth Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 888-988-9801

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-988-9801

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2013	FYE 04/30/2012
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2013	FYE 04/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2013	FYE 04/30/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	7/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	7/9/2013

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/9/2013